UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 23, 2011

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on August 23, 2011 at 10:00 a.m., Eastern time. The Special Meeting of Stockholders is being held for the purpose of:

1.	Approving the full conversion of our outstanding shares of Series C 15% Convertible Redeemable Preferred Stock into shares of common stock and the full exercise of outstanding common stock purchase warrants issued in our October 2010 private placement;

2.	To authorize an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

3.	Approving the 2011 Omnibus Equity Incentive Plan; and

4.	Transacting such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The close of business on July 19, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the special meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders on August 23, 2011

The Proxy Statement is available at: http://www.ourmaterials.com/ADAT.

By Order of the Board of Directors,

Victor J. DiGioia, Secretary

Dated: July 27, 2011

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Page
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES	1
Quorum	1
Vote required	2
Manner of Voting	2
Shares held in Street Name	2
Revocation of Proxies	3
Solicitation of Proxies	3
Recommendation of the Board of Directors	3
VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL NO. 1—APPROVAL OF THE FULL CONVERSION OF SHARES OF SERIES C 15% CONVERTIBLE REDEEMABLE PREFERRED STOCK INTO SHARES OF COMMON STOCK AND FULL EXERCISE OF COMMON STOCK PURCHASE WARRANTS ISSUED IN OUR 2010 PRIVATE PLACEMENT	6
Background of Proposal	6
Background of Transaction	6
Stockholder Approval and the Listing Rules	7
Terms of the Private Placement	8
Consequences of Non-Approval of this Proposal	10
Consequences of Approval of this Proposal	11
Vote Required and Board Recommendation	11
PROPOSAL NO. 2—AUTHORIZATION OF THE ADJOURNMENT OF THE SPECIAL MEETING	12
Vote Required and Board Recommendation	12
PROPOSAL NO. 3—APPROVAL OF THE 2011 OMNIBUS EQUITY INCENTIVE PLAN	13
Background	13
Purposes of the 2011 Plan	14
Summary of the 2011 Plan	14
Federal Income Tax Consequences	18
New Plan Benefits	19
Registration Under the Securities Act of 1933	21
Interest of Certain Persons	21
Vote Required and Board Recommendation	21
EXECUTIVE COMPENSATION AND RELATED INFORMATION	22
Summary of Executive Compensation	22
Discussion of Summary Compensation Table	22
Employment Agreements with Named Executive Officers	24
Outstanding Equity Awards	28
Payments Upon Termination or Change-in-Control	29
Stock Option Plans	32
Equity Compensation Plan Information	34
DIRECTOR COMPENSATION	36
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	39
HOUSEHOLDING OF PROXY MATERIALS	41
OTHER BUSINESS	41
STOCKHOLDER PROPOSALS	41
ADDITIONAL INFORMATION	42

i

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

PROXY STATEMENT

for

Special Meeting of Stockholders

To Be Held on August 23, 2011

This proxy statement and the accompanying form of proxy have been mailed on or about July 27, 2011 to the stockholders of record of shares of common stock as of July 19, 2011, of AUTHENTIDATE HOLDING CORP., a Delaware corporation, in connection with the solicitation of proxies by the board of directors of Authentidate for use at the special meeting of stockholders to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on Tuesday, August 23, 2011 and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On July 19, 2011 (the “Record Date”), there were issued and outstanding 46,322,726 shares of common stock, 28,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”) and 1,250,000 shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”). Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the special meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders. Shares of Authentidate’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the approval of the full conversion of our outstanding shares of Series C 15% Convertible Redeemable Preferred Stock into shares of common stock and the full exercise of outstanding common stock purchase warrants issued in our October 2010 private placement;

2	FOR the authorization of an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

3.	FOR the approval of the 2011 Omnibus Equity Incentive Plan; and

4.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Please note that holders of Series C Preferred Stock are not entitled to vote shares of common stock issued to them in the private placement we consummated on October 13, 2010 or any shares of common stock received upon exercise of the warrants issued to them in such transaction (to the extent that any warrants are exercised prior to the Record Date) on Proposal 1, but such holders are entitled to vote such shares on the other proposals described in this proxy statement and on any other business that may properly come before the special meeting or any adjournment or postponement thereof.

Quorum

Under our bylaws, a majority of our outstanding shares of common stock as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

Vote required

Approval of (i) the full conversion of our outstanding shares of Series C Preferred Stock into shares of common stock and the full exercise of outstanding common stock purchase warrants issued in our October 2010 private placement (Proposal 1); (ii) the authorization of an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1(Proposal 2), and (iii) the adoption of the 2011 Omnibus Equity Incentive Plan (Proposal 3) each requires the affirmative vote by holders of at least a majority of the shares of our common stock who attend the meeting in person or are represented at the meeting by proxy. Accordingly, for each of these proposals, a properly executed proxy marked “abstain” with respect to any such matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on the voting of these proposals.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the special meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the special meeting of stockholders. The board of directors is not currently aware of any such other matters.

Manner of Voting

Stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet, by telephone and by mail are set forth on the enclosed proxy card and are summarized below. For shares held in street name, please refer to the voting instruction card included by your broker or nominee.

By Internet—If you have Internet access, you may submit your proxy by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the proxy card.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

If you choose to vote in person, you can attend the special meeting and cast your vote in person.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with each of the proposals described in this proxy statement. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR each of the proposals included in this proxy statement.

Shares held in Street Name

If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares in street name it is critical that you cast your vote if you want it to count for the approval of all of the proposals contained in this proxy statement, as the applicable stock exchange rules do not permit your bank or broker to vote your uninstructed shares on a discretionary basis for these proposals. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on these proposals, no votes will be cast on your behalf.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the secretary of Authentidate either in writing prior to the special meeting or in person at the special meeting, by submitting a proxy bearing a later date or by voting in person at the special meeting. Revocation is effective only upon receipt of such notice by our corporate secretary. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

We have retained MacKenzie Partners, Inc. to assist us with the solicitation of proxies for the special meeting for a fee of approximately $8,500, plus reimbursement of customary out-of-pocket expenses.

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Rules adopted by the Securities and Exchange Commission allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. We have chosen to mail full packages of materials to stockholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•

FOR the approval of the full conversion of our outstanding shares of Series C Preferred Stock into shares of common stock and the full exercise of outstanding common stock purchase warrants issued in our October 2010 private placement (see PROPOSAL 1);

•

FOR the authorization of an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1(see PROPOSAL 2); and

•	FOR the approval of the 2011 Omnibus Equity Incentive Plan (see PROPOSAL 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

If you have questions or need assistance voting your shares, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929–5500

or Toll-Free: (800) 322–2885

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at the meeting are Authentidate’s common stock. Each share of common stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 46,322,726 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director, nominee and executive officer, (ii) and all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by Authentidate to be the beneficial owner of more than five percent of its common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

Type of Class	Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
5% Stockholders

Common	Lazarus Investment Partners LLLP 2401 E. 2nd Avenue, Suite 600 Denver, Colorado 80206.	6,371,160	(1)	13.7%

Common	AQR Capital Management LLC Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	2,826,542	(2)	6.1%

Directors and Executive Officers

Common	O’Connell Benjamin c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive Berkeley Heights, NJ 07922	703,333	(3)	1.5%

Common	J. Edward Sheridan c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive Berkeley Heights, NJ 07922	143,050	(4)	*

Common	J. David Luce c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive Berkeley Heights, NJ 07922	1,313,402	(5)	2.8%

Type of Class	Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
Common	John J. Waters c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive Berkeley Heights, NJ 07922	636,882	(6)	1.4%

Common	Dr. Todd A. Borus Rebound Orthopedics and Neurosurgery 2121 NE 139th St., Ste. 300 Vancouver, WA 98686	40,000	(7)	*

Common	William A. Marshall c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive Berkeley Heights, NJ 07922	585,000	(8)	1.3%

Common	Directors/Executive Officers as a group (3)(4)(5)(6)(7)(8)	3,421,667		7.4%

(++)	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that he beneficially owns.
#	Based on our outstanding shares of common stock as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the date of this table.
(1)	Based on Schedule 13G/A filed by the listed stockholder on February 15, 2011 and Form 4 filed by the listed stockholder on April 15, 2011. The Securities reported on this Schedule as beneficially owned by Lazarus Management are held by or for the benefit of Lazarus Partners. The reporting person also owns 500,000 shares of Series C Preferred Stock and 2,500,000 common stock warrants which are not currently exercisable and are not therefore deemed to be beneficially owned for purposes of Rule 13d-3 of the Act. Lazarus Management, as the investment adviser of Lazarus Partners, and as the general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the Securities held by Lazarus Partners for the purposes of Rule 13d-3 of the Act, insofar as they may be deemed to have the power to direct the voting or disposition of those Securities. Neither the filing of this Schedule nor any of its contents shall be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the Securities, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the Securities, except to the extent of his or its pecuniary interests therein.
(2)	Based on Schedule 13G filed by the listed stockholder on February 11, 2011. The reporting person also is the beneficial owner of shares of Series C Preferred Stock and common stock warrants which are not currently exercisable and are not therefore deemed to be beneficially owned for purposes of Rule 13d-3 of the Act.
(3)	Includes vested options to purchase 518,333 shares of common stock and excludes unvested options to purchase 187,000 shares of common stock.
(4)	Includes vested options to purchase 90,000 shares of common stock and 7,722 shares of common stock issued subsequent to the Record Date.
(5)	Includes vested options to purchase 97,500 shares of common stock and 6,277 shares of common stock issued subsequent to the Record Date. Includes 1,077,754 shares of common stock owned by Duke 83, LLC. Excludes unvested options to purchase 500,000 shares of common stock.
(6)	Includes vested options to purchase 40,000 shares of common stock, 4,090 shares of common stock issued subsequent to the Record Date, and 17,000 shares of common stock owned by Mr. Waters’ spouse.
(7)	Includes vested options to purchase 40,000 shares of common stock.
(8)	Includes vested options to purchase 350,000 shares of common stock and excludes unvested options to purchase 78,000 shares of common stock.

PROPOSAL NO. 1

APPROVAL OF THE FULL CONVERSION OF OUTSTANDING SHARES OF

SERIES C 15% CONVERTIBLE REDEEMABLE PREFERRED STOCK INTO 5,643,151 SHARES OF

COMMON STOCK AND FULL EXERCISE OF THE COMMON STOCK PURCHASE WARRANTS

ISSUED IN OUR OCTOBER 2010 PRIVATE PLACEMENT

Background of Proposal

As discussed in greater detail below, on October 13, 2010, we completed a private placement of our securities with selected institutional and accredited investors. Under the terms of the transaction agreements and applicable Nasdaq Stock Market regulations, the approval of our stockholders is required for the conversion of the shares of Series C Preferred Stock into common stock and the complete exercise of the outstanding common stock purchase warrants (the “Warrants”) issued to investors in this private placement. Presently, the outstanding shares of Series C Preferred Stock are convertible into an aggregate of 5,643,151 shares of common stock.

As discussed in greater detail below, if the stockholders approve this proposal, all outstanding shares of Series C Preferred Stock will automatically convert into 5,643,151 shares of common stock and the Warrants would be exercisable in full. If stockholder approval is not obtained, we may be required to redeem the outstanding shares of Series C Preferred Stock for a total redemption payment of $2,500,000 and the Warrants may not be fully exercisable.

Although we previously sought stockholder approval of this proposal at our annual meeting of stockholders held on May 5, 2011, at such meeting our stockholders did not approve the full conversion of the outstanding Series C Preferred Stock into shares of common stock and the full exercise of the Warrants. As described in greater detail below, pursuant to October 12, 2010 securities purchase agreement with the investors purchasing our shares of Series C Preferred Stock, common stock and Warrants, we are obligated to call additional stockholder meetings every 120 days in an effort to obtain stockholder approval until the earlier of the date that stockholder approval is obtained or the shares of Series C Preferred Stock, which will mature 18 months from the date of original issuance, are no longer outstanding. Accordingly, we are holding this special meeting to comply with this requirement.

Background of Transaction

During the 2010 calendar year, our management and our board of directors recognized our need for additional working capital to fund, among other things, product development and sales and marketing expansion. Accordingly, we engaged an investment bank, C.K. Cooper & Co., Inc. (“CKCC”), to help us identify different financing alternatives. Based on our stock price, the limitations under our shelf registration statement and the state of the capital markets for similarly situated companies, CKCC, our management and our board of directors agreed that a private placement of our publicly-traded common stock targeting institutional investors, had a higher likelihood of success.

Thereafter, CKCC contacted potential investors on our behalf and our senior management met in person or held telephonic conference calls with potential investors to discuss the proposed private placement. As a result of this process, we believed that a private placement could result in approximately $5,000,000 of gross proceeds to us. Due to the trading price of our common stock and in order to comply with listing rules of the Nasdaq Stock Market, our management and our board of directors agreed that the private placement should be structured to consist of shares of our publicly-traded common stock, convertible preferred stock and warrants exercisable to purchase common stock.

Due to the state of the capital markets at the time and our need to complete the financing in a single transaction, our management determined that seeking stockholder approval of the private placement prior to closing the transaction was not in the best interests of our company and our stockholders. Therefore, we incorporated provisions in the transaction documents that would prevent the conversion of the shares of preferred stock into common stock without the approval of our stockholders. This provision was needed to comply with Nasdaq Listing Rule 5635(d) due to the current market price of our common stock and the total amount of securities we were seeking to place. In addition, in order to comply with Nasdaq Listing Rule 5635(b), the transaction documents also included a provision that would prevent any investor from obtaining 20% or more of our outstanding common stock by limiting the number of shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants. Due to these restrictions, we agreed in the transaction documents to solicit stockholder approval to allow full conversion of the preferred stock and full exercise of the warrants. After extensive discussion of the terms and conditions among the members of our board of directors and with our senior management and advisors of the proposed private placement of units consisting of common stock, preferred stock and warrants, our board of directors approved the private placement on the terms negotiated by us, including the need to solicit stockholder approval to allow full conversion of the preferred stock and the full exercise of the warrants.

On October 12, 2010, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with selected institutional and accredited investors (the “Investors”) to sell and issue $5.0 million of units of our securities in a private placement under Section 4 (2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder (the “Private Placement”). In the aggregate, we agreed to sell 1,250,000 units of securities, at a price of $4.00 per unit, with the units consisting of a total of 7,500,000 shares of common stock, 1,250,000 shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”), and warrants to purchase an additional 6,250,000 shares of common stock at an exercise price of $0.70 per share. Each individual unit consists of six shares of common stock, one share of preferred stock and five warrants. The transaction closed on October 13, 2010. We received net proceeds at the closing of the Private Placement of approximately $4.46 million after the deduction of offering expenses.

In connection with the Private Placement, we agreed to solicit stockholder approval of the full conversion of the outstanding Series C Preferred Stock and the full exercise of the Warrants on or prior to May 19, 2011. We further agreed that in the event that our stockholders did not approve such proposal, we would call a meeting every 120 days thereafter to seek stockholder approval until the earlier of the date that stockholder approval is obtained or the Series C Preferred Shares are no longer outstanding.

Stockholder Approval and the Listing Rules

We are subject to the Listing Rules because our common stock is listed on The Nasdaq Capital Market. Listing Rule 5635(b) requires us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that would result in a change of control of our company. Pursuant to the Listing Rules, a “change of control” occurs if an investor (or group of investors) has the right to acquire 20% or more of our outstanding shares of common stock or voting power and such ownership or voting power is the largest ownership position in our company.

In addition, Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving:

•

the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

•

the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

At the time of the Private Placement, the 7,500,000 shares of common stock issued to the Investors at closing constituted approximately 19.5% of our then outstanding shares of common stock. The conversion of the shares of Series C Preferred Stock, would result in our issuance of an additional 5,000,000 shares of common stock (excluding shares of common stock which are issuable upon conversion in lieu of the cash payment of accrued and unpaid dividends), or 13% of our then outstanding shares of common stock. The closing price of our common stock on the day we entered into the Purchase Agreement was $0.60. Accordingly, in order for the Private Placement to be structured in a manner consistent with Listing Rule 5635(d), the conversion of the Series C Preferred Stock requires the approval of our stockholders. Further, in order to ensure compliance with Listing Rule 5635(b), we included additional provisions in both the Certificate of Designation (as defined below) of the Series C Preferred Stock and the Warrants, restricting the conversion and exercise of such securities.

Prior to receipt of stockholder approval, no holder of Series C Preferred Stock can convert its Series C Preferred Stock into such number of shares of common stock that, when taken together with all other shares of common stock then beneficially owned by such holder and its affiliates, would exceed 19.99% of the total number of issued and outstanding shares of common stock. Similarly, each holder of Warrants can only exercise its Warrants for that number of shares of common stock that, when taken together with all other shares of common stock then beneficially owned by such holder and its affiliates, would not exceed 19.99% of the total number of issued and outstanding shares of common stock unless stockholder approval is obtained. These limitations on conversion of Series C Preferred Stock and exercise of the Warrants are commonly referred to as “blocker provisions.”

In light of the agreement by the Investors to these blocker provisions, we agreed with the Investors in the Purchase Agreement to seek stockholder approval to permit the full conversion of the outstanding Series C Preferred Stock into shares of common stock, including shares of common stock issuable in lieu of accrued and unpaid dividends, and the full exercise of the Warrants. We agreed to initially seek stockholder approval of these common stock issuances prior to May 19, 2011, and if stockholder approval is not obtained at the initial meeting, to seek stockholder approval every 120 days thereafter until the earlier of the date that stockholder approval is obtained or the shares of Series C Preferred Stock, which will mature 18 months from the date of original issuance, are no longer outstanding.

If the stockholders approve this Proposal 1 at this special meeting, all outstanding shares of Series C Preferred Stock will automatically convert into 5,643,151 shares of common stock (including 643,151 shares of common stock to be issued in lieu of accrued dividends) and the blocker provision in the Warrants will expire.

Terms of the Private Placement

On October 12, 2010, we entered into the Purchase Agreement with the Investors to sell and issue $5.0 million of units of our securities and in the aggregate, we sold 1,250,000 units of securities, at a price of $4.00 per unit. The units consisted of a total of 7,500,000 shares of common stock, 1,250,000 shares of Series C Preferred Stock and 6,250,000 Warrants. The transaction closed on October 13, 2010 and we received net proceeds at the closing of the Private Placement of approximately $4.46 million, after the deduction of offering expenses. Set forth below are the material terms of the Private Placement.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE PRIVATE PLACEMENT; HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE FORM OF PURCHASE AGREEMENT, THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS AND NUMBER OF SHARES OF SERIES C PREFERRED STOCK, THE FORM OF WARRANT AND THE FORM OF REGISTRATION RIGHTS AGREEMENT IN THEIR ENTIRETY, WHICH WE HAVE PREVIOUSLY FIELD WITH THE SEC. THESE AGREEMENTS AND DOCUMENTS WERE FILED AS EXHIBITS TO OUR CURRENT REPORT ON FORM 8-K FILED WITH THE COMMISSION ON OCTOBER 14, 2010. YOU SHOULD READ THIS SUMMARY TOGETHER WITH THESE DOCUMENTS.

Series C Preferred Stock

On October 11, 2010, in connection with the Private Placement, we filed the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State to establish the Series C Preferred Stock issued in the Private Placement.

We issued a total of 1,250,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock has a stated value of $1.60 per share, and, subject to the rights of our senior securities, has the following rights: (i) to receive dividends which accrue at the rate of 15% per annum payable in shares of common stock upon conversion or in cash upon redemption; (ii) effective upon stockholder approval, will convert into shares of common stock determined by dividing the stated value, plus accrued and unpaid dividends, by the conversion price, which is initially $0.40; (iii) to receive a liquidation preference equal to the sum of the stated value of each share of Series C Preferred Stock, plus any accrued but unpaid dividends; and (iv) unless converted, to be redeemed 18 months from the date of issuance at a redemption price equal to the 102.5% of the stated value of the Series C Preferred Stock, plus any accrued but unpaid dividends. Subject to stockholder approval, the shares of Series C Preferred Stock are presently convertible into a total of 5,000,000 shares of common stock, not including shares which may be issued in lieu of accrued dividends. The number of shares of common stock issuable upon conversion of the Series C Preferred Stock is subject to proportional adjustment for stock splits, reverse stock splits, stock dividends or other reclassifications or combinations of our common stock. Conversion of the shares of Series C Preferred Stock is subject to the approval of our stockholders in accordance with the Listing Rules of the Nasdaq Stock Market.

Under the Certificate of Designation, for so long as any shares of Series C Preferred Stock are outstanding, we may not, without the consent of the at least the holders of the majority of the outstanding shares of Series C Preferred Stock, (i) amend, alter or repeal any provisions of the Series C Preferred Stock or our certificate of incorporation so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series C Preferred Stock, (ii) create, authorize or issue any other class or series of preferred stock on a parity with, or having greater rights than the Series C Preferred Stock with respect to liquidation or dividends, (iii) directly or indirectly, redeem, repurchase or otherwise acquire for value, or set aside for payment or make available for a sinking fund for the purchase or redemption of, any stock ranking junior to or on a parity with the Series C Preferred Stock, or (iv) enter into any agreement which would prohibit or restrict our right to pay dividends on the Series C Preferred Stock.

Warrants

Commencing on the six month anniversary of the closing, the Warrants will be exercisable for shares of our common stock at an exercise price of $0.70 per share for a period of 54 months and will be exercisable for cash or by net exercise in the event that there is no effective registration statement covering the resale of the shares of common stock underlying the Warrants. The exercise price of the Warrants and the number of shares of common stock issuable upon exercise of the Warrants are also subject to proportional adjustment for stock splits, reverse stock splits, stock dividends or other reclassifications or combinations of our common stock. No Investor is permitted to exercise a Warrant, or part thereof, if, upon such exercise, the number of shares of common stock beneficially owned by the Investor would exceed 19.99% of the number of shares of common stock then issued and outstanding, unless our stockholders have approved such issuance. As of the Record Date, there are 6,000,000 Warrants outstanding.

Registration Rights Agreement

In connection with the Private Placement, we entered into a registration rights agreement with the Investors pursuant to which we agreed to file a registration statement with the SEC within 45 days from closing to register the resale of the shares of common stock to be issued at closing and the shares of common stock underlying the Series C Preferred Stock and the Warrants. We also agreed to use our best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event within 90 days from the filing date. This registration statement was declared effective on December 9, 2010. In the event the registration statement ceases to remain continuously effective as required by the registration rights agreement, then we agreed to pay each Investor as liquidated damages an amount equal to 1.0% of the purchase price paid by each such Investor with respect to any registrable securities then held and not registered pursuant to an effective registration statement, per 30-day period or portion thereof, during which the registration default remains uncured thereafter, subject to a limitation of 6% per registration default. We agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the registrable shares registered have been sold and (ii) the date on which 100% of the registrable shares covered by such registration statement may be sold without volume restrictions pursuant to Rule 144 under the Securities Act of 1933.

Consequences Associated with Non-Approval of this Proposal

If our stockholders do not approve this Proposal 1, holders of Series C Preferred Stock will not be entitled to convert their shares of Series C Preferred Stock and may only exercise the Warrants issued to them up to the maximum number of shares of common stock permitted under the applicable Listing Rules. In such an event, we would not be able to receive the maximum amount of potential cash proceeds payable upon exercise of the Warrants. Further, as we agreed to with the Investors, if this Proposal 1 is not approved, we will hold additional meetings every 120 days in an effort to obtain stockholder approval until the earlier of the date that stockholder approval is obtained or the shares of Series C Preferred Stock, which will mature 18 months from the date of original issuance, are no longer outstanding. If we need to hold additional meetings of our stockholders in an effort to obtain stockholder approval of the full conversion of the Series C Preferred Stock and full exercise of the Warrants, the number of shares of common stock that we may issue in lieu of cash payment of accrued and unpaid dividends on the Series C Preferred Stock will increase. We have calculated that the maximum number of shares of common stock that we may issue in lieu of cash payment of such dividends is 1,125,000 shares, through the maturity date. Further, if we are required to hold additional stockholder meetings, we will incur additional expenses in calling and holding one or more additional stockholder meetings.

While the shares of Series C Preferred Stock remain outstanding, the outstanding shares of Series C Preferred Stock will be entitled to receive the liquidation preference and a 15% annual dividend described more fully below. If the shares of Series C Preferred Stock do not convert, we will be required to redeem all such shares at the maturity date at a redemption price equal to the 102.5% of their stated value, plus any accrued but unpaid dividends, which would amount to $2,500,000 payable on April 12, 2012, the maturity date of the Series C Preferred Stock. In addition, if at the maturity date of the Series C Preferred Stock, any shares of our Series B Preferred Stock remain outstanding, we will be required to redeem all such outstanding shares of Series B Preferred Stock immediately prior to the redemption of the Series C Preferred Stock. There are currently 28,000 shares of Series B Preferred Stock outstanding and the total redemption payment for the Series B Preferred Stock is equal to $700,000 plus any accrued, but unpaid dividends thereon as of such redemption date. The redemption of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock would be likely to have an adverse effect on us as doing so would significantly reduce the amount of cash available to us to fund our operations. In addition, if we are required to redeem the outstanding shares of Series B and Series C Preferred Stock, we may need to raise additional capital, which would be likely to result in further dilution to our stockholders. There can be no assurance that we would be successful in raising additional capital, or securing financing if needed or on terms satisfactory to the company. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition.

Further, for so long as any shares of Series C Preferred Stock remain outstanding, we will be prohibited from taking certain corporate actions that may be in the best interest of our company and our stockholders as described more fully above.

Consequences Associated with Approval of this Proposal

The Private Placement had a dilutive effect on current stockholders in that the percentage ownership of current stockholders declined as a result of the Private Placement. In addition, the number of shares of common stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants will significantly increase the number of shares of common stock to be outstanding. This means that our current stockholders will own a smaller interest in us as a result of the Private Placement and will have less ability to influence significant corporate decisions requiring stockholder approval. For purposes of example only, a stockholder who owned 10% of our outstanding shares of common stock as of October 1, 2010 would have owned approximately 8.4% of the outstanding shares of common stock immediately after the closing of the Private Placement assuming no conversion of Series C Preferred Stock or exercise of the Warrants, and would own 6.7% of the outstanding shares of common stock immediately after the closing of the Private Placement assuming the full conversion of Series C Preferred Stock and the full exercise of the Warrants (without giving effect to the limitations on conversion and exercise, respectively, described in this Proposal 1). In addition, if the holders of the Series C Preferred Stock and Warrants convert their shares of Series C Preferred Stock or exercise their Warrants and then sell their shares of common stock, such sales could cause the price of our common stock to decrease.

As of the Record Date, we had 46,322,726 shares of common stock outstanding (excluding any shares of common stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants and exercise of other securities presently outstanding which are convertible into or exercisable for shares of common stock). If our stockholders were to approve this Proposal 1, all of the shares of Series C Preferred Stock would automatically convert into 5,643,151 shares of common stock (including shares issued in lieu of the cash payment of dividends), equal to approximately 10.9% of the shares outstanding immediately after such conversion. Furthermore, if all of the Investors in the Private Placement subsequently exercised the remaining outstanding Warrants for cash at the exercise price of $0.70 per share, they would receive a total of approximately 6,000,000 additional shares of common stock, our stockholders would be further diluted and we would receive gross proceeds of approximately $4,200,000. As of the Record Date warrants to purchase 250,000 shares of common stock have been exercised.

Vote Required and Board Recommendation

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this Proposal 1 at the special meeting. The number of such affirmative votes must be at least a majority of the required quorum for the special meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FULL CONVERSION OF OUR OUTSTANDING SERIES C PREFERRED STOCK INTO SHARES OF COMMON STOCK AND THE FULL EXERCISE OF THE WARRANTS TO PURCHASE SHARES OF COMMON STOCK ISSUED IN OUR OCTOBER 2010 PRIVATE PLACEMENT.

PROPOSAL NO. 2

APPROVE THE ADJOURNMENT OF THE SPECIAL

MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT

ADDITIONAL PROXIES

Our stockholders are being asked to consider and vote upon an adjournment of the special meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the proposal to allow for the full conversion of the outstanding shares of Series C Preferred Stock and the full exercise of the Warrants (Proposal 1). If there are insufficient votes at the time of the special meeting to adopt Proposal 1, the board may in its discretion seek to, if necessary or appropriate, adjourn the special meeting to solicit additional proxies. Even if there are a sufficient number of votes at the time of the special meeting to adopt Proposal 3 in this proxy statement, the board may in its discretion seek to, if necessary or appropriate, adjourn the special meeting to solicit additional proxies for the Proposal 1 if there are insufficient votes, and the board may do so without adopting any of the proposals for which there are sufficient votes at the time of the special meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Board Recommendation

Approval of the adjournment of the special meeting requires an affirmative vote of a majority of the votes cast on the proposal at the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

PROPOSAL NO. 3

APPROVAL OF 2011 OMNIBUS EQUITY INCENTIVE PLAN

At the meeting, our stockholders will be asked to consider and vote upon a proposal to adopt the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”) which will permit us to provide stock options and other equity awards to our employees, non-employee directors and eligible consultants.

Background

Following the recommendation of the Management Resources and Compensation Committee (the “Compensation Committee”) our board of directors approved the 2011 Plan on July 19, 2011, subject to stockholder approval. The Compensation Committee initially began to evaluate the adoption of a new equity-based plan for the company’s non-employee directors as the company’s 2001 Non-Executive Director Stock Option Plan (the “2001 Director Plan”) will expire later in 2011. In conducting its evaluation of a new equity plan for directors, the Compensation Committee determined that the adoption of an omnibus equity incentive plan covering the company’s non-employee directors as well as its employees, executive officers and consultants was more attractive than adopting a stand-alone plan solely for the benefit of the board members. In addition, the Compensation Committee and board wished to provide for a more-flexible equity compensation program for all potential participants than that offered under the company’s historical and current equity plans, including the company’s 2010 Employee Stock Option Plan (the “2010 Employee Plan”). The Compensation Committee also believed that it would simplify the administration of the equity compensation program by consolidating all persons to whom the company may wish to grant equity based awards into one omnibus plan, instead of managing separate plans for each class of persons.

In connection with its consideration of a new equity plan for our non-employee directors, the Compensation Committee, in June 2011, engaged Frederic W. Cook & Co., Inc., a nationally-recognized compensation consulting firm, to provide advice regarding the company’s non-employee director compensation policies and practices and present the Compensation Committee with its assessment and recommendations. Following F.W. Cook’s assessment and taking its recommendations into account, the Compensation Committee made a recommendation to our board of directors regarding a new equity incentive plan as well as modifications to the company’s current director compensation policy. Our board of directors adopted the policy recommended by the Compensation Committee. With respect to executive officer compensation, the Compensation Committee did not engage F.W. Cook in 2011. Although F.W. Cook had previously provided such services to our company in 2007, it has not provided any services to us since then apart from those described above.

As of the Record Date, there were 500,000 options outstanding under the 2001 Director Plan and the company anticipates granting its non-employee directors an aggregate of 35,000 options under the 2001 Director Plan as of September 1, 2011. Further, at the Record Date, there are 1,161,050 options outstanding under the 2010 Employee Plan and 8,838,950 shares remained available for awards under the 2010 Employee Plan. In determining the aggregate number of shares to be authorized under the 2011 Plan, the board of directors sought to provide that the value of the shares authorized for issuance under the 2011 Plan not exceed the value of the shares currently available for issuance under the 2001 Director Plan and 2010 Employee Plan. Accordingly, the board determined that the maximum number of shares of common stock that would be available for awards under the 2011 Plan (subject to adjustment as described below) is 6,700,000 shares.

If approved, the 2011 Plan will replace both the 2001 Director Plan and the 2010 Employee Plan as the company’s vehicle for granting equity awards to its employees, directors and consultants. If the proposal to adopt the 2011 Plan is approved by our stockholders, the 2011 Plan will immediately become effective and all future equity awards granted to our employees, directors and eligible consultants will be made pursuant to the 2011 Plan and shares remaining under our existing plans will no longer be available for grants under such plans. Holders of unexercised options granted under the 2001 Director Plan and the 2010 Employee Plan will be able to exercise those options in accordance with the terms of such grants, until the expiration date set forth in their option certificates.

Purposes of the 2011 Plan

The board believes that Authentidate competes with numerous other companies for a limited number of talented persons willing to join a board of directors or serve as executive officers of a public company. As a result, it is important that the company be able to provide incentives to such persons. Since we must carefully manage our cash resources, our board believes that equity compensation awards must play an important role in attracting employees, executives, board members and consultants. It is the board’s opinion that the grant of stock options and other equity awards has several attractive characteristics, both to the recipient and Authentidate. First, granting stock options and other equity awards provide incentive to individuals because they share in the growth of Authentidate. In this manner, employees, non-employee directors and consultants have the same interest as the stockholders of Authentidate. Second, the grant of equity-based awards preserves our cash resources. The board believes that the adoption of the 2011 Plan is in the best interests of Authentidate and its stockholders.

Summary of the 2011 Plan

The following summary of the principal features of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan which is attached to this proxy statement as Appendix A.

Purpose of the Plan. The purpose of the 2011 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the 2011 Plan.

Shares Available. The maximum number of shares of our common stock that are available for awards under the 2011 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), is 6,700,000 shares. If any shares of common stock subject to an award under the 2011 Plan, or after shareholder approval of the 2011 Plan, an award under the 2010 Employee Plan, are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the 2011 Plan to the extent of the forfeiture, expiration or cash settlement.

Shares of our common stock under awards made under the 2011 Plan in substitution or exchange for awards granted by a company acquired by us or a subsidiary, or with which we or a subsidiary combine, do not reduce the maximum number of shares that are available for awards under the 2011 Plan. In addition, if a company acquired by us or a subsidiary, or with which we or a subsidiary combine, has shares remaining available under a plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the 2011 Plan and will not reduce the maximum number of shares of our common stock that are available for awards under the 2011 Plan; provided, however that awards using such available shares shall not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees or directors prior to the acquisition or combination.

Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2011 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the 2011 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees. As of the Record Date, 39 employees and four non-employee directors were eligible to participate in the 2011 Plan.

Limits on Awards to Participants. Subject to adjustment as provided for in the 2011 Plan, no participant may (i) be granted options or SARs during any 12-month period with respect to more than 1,250,000 shares and (ii) earn more than 1,250,000 shares for each twelve (12) months in the vesting period or performance period with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a performance period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,250,000. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitation.

Administration. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the Compensation Committee (or a subcommittee) which shall consist of at least two members of our board of directors, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” under Section 162(m) of the Code (to the extent the board of directors has members meeting such qualifications) and an “independent director” under the rules of the principal U.S. national securities exchange on which our common stock is traded (the “Principal Exchange”), to the extent required by such rules (the “Committee”). The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan. The Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2011 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the Principal Exchange), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the 2011 Plan to cancel or suspend awards under the 2011 Plan to key employees who are not directors or executive officers of the company.

Stock Options. The Committee may grant either nonstatutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). As of the Record Date, the closing price of a share of our common stock on the Nasdaq Capital Market was $0.96 per share. Options are subject to terms and conditions set by the Committee.

The 2011 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the 2011 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2011 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2011 Plan, and are also available as a form of payment of performance awards granted under the 2011 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on restricted stock unit awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The 2011 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Such awards may be granted above or in addition to other awards under the 2011 Plan. Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. At the Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the company’s common stock; (y) the growth in the value of an investment in the company’s common stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock units or other share-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The 2011 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained. For purposes of the 2011 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the 2011 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the company or a subsidiary or with which the company or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Nontransferability of Awards. No award under the 2011 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2011 Plan and awards will be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the 2011 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2011 Plan, and the limits on the number of awards that any person may receive.

Adjustments upon Merger or Change in Control. The 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Subject to the parameters set forth in the 2011 Plan, the Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The 2011 Plan will be effective upon the date of stockholder approval and may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the 2011 Plan which increases the number of shares of common stock available for awards under the 2011 Plan, expands the types of awards available under the 2011 Plan, materially expands the class of persons eligible to participate in the 2011 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2011 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2011 Plan. No amendment or termination may materially impair a participant’s rights under an award previously granted under the 2011 Plan without the written consent of the participant. The 2011 Plan will expire on the 10th anniversary of the Effective Date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2011 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a nonstatutory stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize ordinary income for tax purposes as a result of exercising the incentive stock option. Instead, the sale of the shares will be a capital transaction. In this case, the tax basis of the shares received for capital gain treatment is the option exercise price and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described above, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock unit award, (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2011 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to the company’s chief executive officer and to each of the next three most highly compensated executive officers other than the company’s chief financial officer. Under Section 162(m) of the Code, the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is “performance-based compensation” under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2011 Plan should qualify as performance-based compensation if the awards are made by the Committee (provided the Committee is composed of “outside directors” (as defined in Section 162(m) of the Code)) and the exercise or grant price of the award is no less than the fair market value of our common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain, and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

New Plan Benefits

Other than as described below, no awards have been granted to date under the 2011 Plan. Because awards to be granted in the future under the 2011 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts to be received under the 2011 Plan by our officers or employees. With respect to the company’s compensation of its non-employee directors, on July 19, 2011, provided the 2011 Plan is approved by our stockholders, the board approved the following change with respect to the grant of equity awards to our non-employee directors. Following approval of the 2011 Plan, our non-employee directors will receive options to purchase 20,000 shares for each year of service, pro-rata for any director serving for less than a full fiscal year. The annual option awards will be granted as of September 1, 2011. Provided the 2011 is approved by our stockholder, non-employee directors will continue to receive 40,000 stock options upon first being elected to the board.

In addition, the company permits its non-employee directors to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock. Such shares will be issued under the 2011 Plan, if approved. In addition, as described in greater detail below under the caption “Director Compensation—Summary of Non-Executive Director Compensation”, in July 2011 the board elected to increase its annual cash retainer from $15,000 to $30,000 and certain other fees. However, in order to conserve our cash resources, the board also decided that, provided the 2011 Plan is approved by our stockholders, the increase in the annual retainer will be paid through the issuance of shares of restricted stock under the 2011 Plan during the company’s 2012 fiscal year on a quarterly basis, based on the fair market value of our common stock on the last trading day of each quarter. The following table sets forth the number of presently determinable awards that the company will grant to its non-employee directors if the stockholders approve the 2011 Plan:

Name	Number of Shares of Common Stock Underlying Options	Dollar Value of Common Shares to be Issued during 2012 fiscal year (1)
J. Edward Sheridan	20,000	$15,000
J. David Luce	20,000	$15,000
John J. Waters	20,000	$15,000
Todd A. Borus, M.D.	10,000	$15,000
All directors who are not executive officers as a group (4 persons)	70,000	$60,000

(1)	If the 2011 Plan is approved by the stockholders, during fiscal 2012 the company will pay the $15,000 increase in the annual board retainer for each non-employee director by issuing each such director shares of restricted common stock under the 2011 Plan, based on the fair market value of the company’s common stock on the last trading day of each fiscal quarter during the 2012 fiscal year.

Under this new director compensation policy, if the 2011 Plan had been in effect during our fiscal year ended June 30, 2011, then each of our non-employee directors that served during the 2011 fiscal year would have received an annual option award of 20,000 options, with the exception of Mr. Todd Borus, who would have received 40,000 options upon his election to the board. In addition, each non-employee director would have received $15,000 of their annual retainer in shares of common stock and would also have been eligible to acquire additional shares of restricted stock in lieu of the other cash director fees paid to them in accordance with the terms of our director compensation policy.

During the fiscal year ended June 30, 2011, we issued the following equity securities to all persons who served as non-employee directors for such fiscal year under the 2001 Director Plan:

Name	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Shares of Restricted Stock Granted
J. Edward Sheridan	10,000	45,328
J. David Luce	10,000	43,155
John J. Waters	10,000	26,726
Todd A. Borus, M.D. (1)	40,000	—
Harry J. Silverman (2)	10,000	—
Ranjit C. Singh (2)	10,000	21,310
All directors who are not executive officers as a group (6 persons)	90,000	136,519

(1)	Dr. Borus was elected to the board on May 5, 2011 and was issued a “new-director” option upon his election.
(2)	Mr. Silverman and Mr. Singh did not stand for reelection at our annual meeting held on May 5, 2011 and their resignations for the board were effective at such date.

For additional information regarding our 2011 director compensation program as well as for a summary of the modified director compensation program approved by the board of directors in July 2011, see the information provided in this proxy statement under the caption “Director Compensation—Summary of Non-Executive Director Compensation”.

Other than the equity awards to our non-employee directors, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. The following table sets forth awards granted to the persons or groups specified below under our 2010 Employee Plan (in the case of employees) and our 2001 Director Plan (in the case of our non-employee directors) during the fiscal year ended June 30, 2011.

Name and Position	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Restricted Stock Granted
Named Executive Officers:
O’Connell Benjamin, Chief Executive Officer	193,500	—
William A. Marshall, Chief Financial Officer	39,000	—
Jan C. Wendenberg, Former CEO, Authentidate International AG	—	—
All named executive officers as a group	232,500	—
All non-employee directors as a group	90,000	136,519
All non-executive officer employees as a group	951,050	—

Registration under the Securities Act of 1933

We plan to register the securities issuable under the 2011 Plan pursuant to a registration statement on Form S-8 as soon as practicable following stockholder approval of the 2011 Plan.

Interest of Certain Persons

Each of our directors and executive officers would be eligible to participate in the 2011 Plan. As a result, approval of the 2011 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.

Vote Required and Board Recommendation

Approval of this proposal to adopt the 2011 Plan requires the affirmative vote of a majority of the votes cast at the special meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2011 OMNIBUS EQUITY INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer and president, our chief financial officer, and certain of our other executive officers (the “Named Executive Officers”), during the fiscal years ended June 30, 2011 and 2010:

Summary of Executive Compensation

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (3)		Stock Awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (6)	Total ($)
O’Connell Benjamin,	2011	$246,500	$—		$—	$137,915	$—	$—	$—	$384,415
Chief Executive Officer and President (1)(2)(7)	2010	$238,125	$—		$—	$31,270	$—	$—	$—	$269,395

William A. Marshall,	2011	$221,000	$—		$—	$12,447	$—	$—	$—	$233,447
Chief Financial Officer and Treasurer (7)	2010	$243,750	$—		$—	$28,035	$—	$—	$—	$271,785

Jan C. Wendenburg,	2011	$214,257	$60,300	(9)	$—	$—	$—	$—	$20,773	$295,330
Former Chief Executive Officer, Authentidate International, A.G. (5)(8)	2010	$290,698	$—		$—	$—	$—	$—	$26,807	$317,505

(1)	Mr. Benjamin was appointed to office of president effective November 26, 2007 and was appointed chief executive officer on May 5, 2011.
(2)	On May 6, 2009, we entered into a new employment agreement with Mr. Benjamin. The agreement was effective January 1, 2009 for an initial term expiring December 31, 2009. Mr. Benjamin’s base salary was $290,000 per annum from January 1, 2009 to March 31, 2009 and effective as of April 1, 2009 through December 31, 2009, Mr. Benjamin’s base salary was reduced to $222,500. However, Mr. Benjamin’s base salary under the agreement would have been retroactively increased to the rate of $357,500 in the event either (i) the company achieved breakeven operations (as defined in the employment agreement) prior to the end of the 2009 calendar year or (ii) a change of control (as defined in the employment agreement) occurred prior to December 31, 2009. Such events did not transpire.
(3)	Our Named Executive Officers may receive a performance-based bonus of up to 50% of their base salary if certain performance targets are met, pursuant to their respective employment agreements with us. Other than as described in note (9) below, as of date hereof, no bonus amounts for fiscal 2011 have been determined or awarded. No bonus amounts were paid for fiscal 2010.
(4)	Reflects the grant date fair value of the options granted during the period that are expected to vest. Estimated value of stock options represents the expense as calculated in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. A discussion of the methods used to calculate these values may be found in Note 3 of Notes to Condensed Consolidated Financial Statements contained elsewhere in our Quarterly Report on Form 10- Q for the fiscal quarter ended March 31, 2011.
(5)	Annual salary, bonus and other compensation amounts were paid in Euros. Amounts reported are based on Euros converted to US dollars at an average exchange rate of 0.7351 and 0.7224 dollars for the fiscal years ended June 30, 2011 and 2010, respectively.
(6)	Other compensation for Mr. Wendenburg includes automobile and related expenses.
(7)	On February 18, 2010 a compensation modification program was implemented. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven, as defined. This program was continued through the 2011 fiscal year.
(8)	Effective as of April 1, 2011, upon the closing of the company’s disposition of its Authentidate Inernational, A.G. subsidiary, Mr. Wendenburg is no longer a named executive officer of the company.
(9)	In connection with our disposition of Authentidate International AG, we agreed to make a bonus payment to Mr. Wendenburg equal to 5% of the net sale price received by us in consideration of his efforts in connection with the transaction.

Discussion of Summary Compensation Table

A summary of certain material terms of our compensation plans and arrangements is set forth below. Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Base Salary

The base salaries payable to our named executive officers reflect the initial base salaries that we negotiated with them at the time of their initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities and other factors. Employment agreements which we have entered into with each of Messrs. Benjamin, Marshall and Wendenburg, are summarized below.

As described in greater detail below under the caption “Executive Compensation and Related Information—Employment Agreements with Named Executive Officers” on February 18, 2010, we entered into agreements with each of O’Connell Benjamin, our chief executive officer and president, and William A. Marshall, our chief financial officer, to implement a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors. Pursuant to these agreements, both our chief executive officer and chief financial officer agreed to accept a reduction in their base salary to 85% of their current base salary until such time as we achieve “Cash Flow Breakeven”, as defined in such agreements. In consideration for their agreement to accept a reduction in their base salary, we granted such officers options to purchase such number of shares of common stock as is equal to 15% of their base salary. Accordingly, we granted our chief executive officer 43,500 options and granted our chief financial officer 39,000 options. The options were granted under the our 2000 Employee Stock Option Plan, are exercisable for a period of ten (10) years at a per share exercise price of $1.01 and shall only vest and become exercisable upon either the date determined that we achieve “cash flow breakeven” or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in the employment agreements previously entered into between us and our chief executive officer and chief financial officer. On February 4, 2011, we entered into agreements with our chief executive officer and chief financial officer to continue the foregoing compensation modification program. Pursuant to such agreements, we also granted these officers new options under our 2010 Employee Stock Option Plan upon comparable terms as in 2010. The options granted to Messrs. Benjamin and Marshall on February 4, 2011are exercisable at $0.44 per share. In addition, in connection with the foregoing, we also amended the vesting for the options granted in February 2010 to our employees, including executive officers. The amendment provides that the measurement period to determine whether the vesting criteria of achieving “Cash Flow Breakeven” has been satisfied shall expire at the end of the fiscal quarter ending September 30, 2012.

During the fiscal year ended June 30, 2011, the base salary of Mr. Benjamin was $246,500, reflecting the impact of the salary modification agreements discussed above. During fiscal 2011, the base salary of Mr. Marshall was $221,000, also reflecting the salary modification agreements discussed above. During fiscal 2011, the base salary of Mr. Wendenburg was €210,000, reflecting no change from the rate we compensated him during fiscal 2010.

Equity Compensation

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our company. Stock options are earned on the basis of continued service to us and generally vest over three years, beginning with one-third vesting one year after the date of grant with the balance then vesting in equal monthly installments over the following two year period. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. However, we have also sought to base vesting of options on overall corporate performance. For example, as discussed above, the options granted to our named executive officers in connection with the compensation modification agreements they entered into with us in

February 2010 and February 2011 will vest either on the date determined that we achieve Cash Flow Breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in their employment agreements with us.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with our named executive officers. We do not require that any portion of the shares acquired be held until retirement, we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership and we do not have any minimum stock ownership requirements for executive officers and directors. Stock options have been granted pursuant to our 2000 Employees Stock Option Plan (the “2000 Plan”) and our 2010 Employee Stock Option Plan (the “2010 Plan”), which currently serves as our primary equity incentive plan for our employees and other eligible participants. See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock options. The exercise price of each stock option granted under the 2000 Plan and the 2010 Plan is based on the fair market value of our common stock on the grant date and the Management Resources and Compensation Committee may set the exercise price of the options granted to our named executive officers at a price equal to or greater than the fair market value in order to reinforce the incentive nature of the award. Options granted in fiscal 2011 have an exercise price equal to the market price on the grant date, which was considered appropriate by the Management Resources and Compensation Committee based on the market price of our common stock.

During our 2011 fiscal year, option awards were granted to our named executive officers in connection with the compensation modification agreements, described in greater detail above. We granted such officers options to purchase such number of shares of common stock as is equal to 15% of their base salary. Accordingly, we granted our chief executive officer 43,500 options and granted our chief financial officer 39,000 options. These options were granted under our 2010 Employee Stock Option Plan, are exercisable for a period of 10 years at a per share exercise price of $0.44 and shall only vest and become exercisable upon either the date determined that the company achieves Cash Flow Breakeven, as defined above, or in the event of a termination of employment either without “cause” or for “good reason”, as such terms were defined in the employment agreements we previously entered with each such officer. In connection with these awards, we also amended the vesting for the options granted in February 2010 to our employees, including executive officers. The amendment provides that the measurement period to determine whether the vesting criteria of achieving “cash flow from operations” has been satisfied shall expire at the end of the fiscal quarter ending September 30, 2012.

Further, with respect to Mr. Benjamin, on April 14, 2011, we granted him an option to purchase 150,000 shares of our common stock in April 2011 following the company’s receipt of a contract award from the U.S. Department of Veterans Affairs. These latter options are exercisable for ten years at a per share exercise price of $1.14. Of this amount, 50,000 options vested on the grant date and the remaining options vest in two equal annual installments on the first two anniversaries of the grant date.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our named executive officers. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. See “Payments Upon Termination or Change-in-Control” below for a discussion of payments due to our named executive officers upon the termination of his employment or a change-in-control of our company.

As described above, on February 18, 2010, we entered into agreements with each of our chief executive officer and our chief financial officer, in order to implement a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors. On February 4, 2011, we entered into agreements with each of our chief executive officer and chief financial officer in order to continue the compensation modification program implemented in February 2010. Pursuant to these agreements, both our chief executive officer and our chief financial officer agreed to accept a reduction in their base salary to 85% of their current base salary until such time as we achieve Cash Flow Breakeven. After giving effect to the February 2011 agreements, the term “Cash Flow Breakeven” means that the company has achieved positive cash flow from operations for two consecutive fiscal quarters ending no later than the end of the fiscal quarter ending September 30, 2012, determined by reference to the revenues and other amounts received by the company from its operations. The term “cash flow from operations”, does not include (a) amounts received from the sale, lease or disposition of (i) fixed or capital assets, except for amounts received in the ordinary course of business; or (ii) any subsidiary company; (b) capital expenditures; (c) interest income and expense; and (d) other non-operating items as determined in accordance with generally accepted accounting principles in the United States as consistently applied during the periods involved. In consideration for these agreements, in February 2010 and February 2011, we granted these officers options to purchase such number of shares of common stock as is equal to 15% of their base salary, as described above.

O’Connell Benjamin

Effective as of November 26, 2007 Mr. O’Connell Benjamin became our president, in connection with his promotion, Mr. Benjamin’s base salary was increased to $290,000 effective January 1, 2008 and he was entitled to a discretionary performance-based bonus for the 2008 fiscal year in the discretion of our Management Resources and Compensation Committee. Mr. Benjamin was also granted options to purchase 100,000 shares of our common stock at an exercise price of $1.25. These options vest over a three year period commencing on the first anniversary of the date of grant and expire ten years from the grant date. We entered into a new employment agreement with Mr. Benjamin in May 2009 which provided for an initial term of one year through December 31, 2009 (the “2009 Employment Agreement”). We named Mr. Benjamin as our chief executive officer on May 5, 2011. The following is a summary of Mr. Benjamin’s 2009 Employment Agreement:

•

From January 1, 2009 through March 31, 2009, Mr. Benjamin’s base salary was $290,000 per annum. Effective as of April 1, 2009, Mr. Benjamin’s base salary was reduced by $67,500 to $222,500 through December 31, 2009.

•

In the event that either the company achieved cash-flow breakeven (as defined in the agreement) or a change of control (as defined in the agreement) occurred prior to the end of the 2009 calendar year, Mr. Benjamin’s base salary would have been retroactively increased by $135,000.

•

Bonus of 50% of base salary if (i) the cash-flow breakeven was achieved by the end of the 2009 calendar year or (ii) upon the occurrence of a change of control prior to such date. In such an event, the base salary upon which the bonus is calculated would have included any retroactive increase to Mr. Benjamin’s base salary.

•

Grant of options to purchase 400,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of execution of the 2009 Employment Agreement. This option grant included the following vesting provisions: 133,334 shares would have vested on the company recognizing $1,800,000 of quarterly revenues from sales of its Inscrybe software and services prior to the end of the 2009 calendar year; 133,333 shares would have vested on the company achieving cash-flow breakeven by December 31, 2009; and of the remaining 133,333 shares, 33.3% shall vest on the date of grant and thereafter the balance will vest in equal installments of 33.3% on each of the next two anniversaries of the grant date.

•	Mr. Benjamin will be entitled to a severance payment of 12 months in accordance with the terms of the 2009 Employment Agreement.

•

In the event of the termination of Mr. Benjamin’s employment without “cause”, or for “good reason”, or if upon the expiration of the 2009 Employment Agreement his employment is not renewed, the conditions to the vesting of any outstanding equity incentive awards granted Mr. Benjamin prior to the effective date of the 2009 Employment Agreement shall be deemed void and all such awards shall be immediately and fully vested and exercisable. Further, any stock option awards then outstanding shall be deemed amended so as to remain exercisable for the duration of their term.

•

The 2009 Employment Agreement contains confidentiality obligations that survive termination and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Benjamin’s employment.

William A. Marshall

Mr. Marshall, our chief financial officer and treasurer entered into an at-will employment agreement with us effective as of February 15, 2006. The following is a summary of Mr. Marshall’s employment agreement:

•	Annual base salary of $260,000.

•

Annual bonus targeted at 50% of base salary, in the discretion of the board, or if the board so designates, the Management Resources and Compensation Committee of the board, based on the annual performance of the company, except that the bonus for the fiscal year ending June 30, 2006 shall be guaranteed, pro rata, from the date his employment commenced. Mr. Marshall was also provided with an allowance of $75,000 for reimbursement of temporary living and relocation expenses and will be covered by health and similar benefits made available to the company’s senior management.

•

Grant of options to purchase 300,000 shares of the our common stock at an exercise price of $4.50, which options vest as follows: 100,000 shares vest on the one-year anniversary of the date of grant and the balance of 200,000 options shall vest monthly, as long as Mr. Marshall continues to be an employee of the company, in equal amounts over the subsequent 24 months.

•	Mr. Marshall will be entitled to a severance payment of 12 months in accordance with the terms of his employment agreement.

•

With respect to the options granted to Mr. Marshall, in the event his employment is terminated by the company without “cause” or by him for “good reason,” then all options granted to him shall become immediately fully vested and the exercise period in which he may exercise such options shall be extended to the duration of the original term of the option. In the event Mr. Marshall’s employment is terminated by Authentidate for “cause,” then all options granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event that Mr. Marshall terminates his employment other than for “good reason,” then the options, to the extent vested as of the termination date, shall remain exercisable in accordance with their terms for a period of three months following the termination date, but in no event after the expiration of the exercise period.

•

The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Marshall’s employment.

Jan C. Wendenburg

On June 29, 2007, Authentidate Holding Corp. and its owned subsidiary Authentidate International, AG, entered into a new one year service agreement with Mr. Jan C. Wendenburg, the chief executive officer of Authentidate International, AG. The service agreement was effective as of July 1, 2007 and was renewed for another one year term effective July 1, 2010 with no changes. Effective as of April 1, 2011, upon the closing of our disposition of the Authentidate Inernational, A.G. subsidiary, Mr. Wendenburg is no longer a named executive officer of the company and the company’s obligations under this agreement were assumed by the purchaser of the subsidiary. The following is a summary of the agreement we had with Mr. Wendenburg:

•	Annual base salary of €210,000.

•

Commencing with the fiscal year beginning July 1, 2007, and for each fiscal year during the term of the service agreement, the Supervisory Board of Authentidate International, AG shall establish an Executive Bonus Plan for the CEO, which will provide for the payment of a bonus of up to a maximum of 50% of the base salary. The bonus shall be contingent on the achievement of certain financial metrics to be established by the Supervisory Board. In the event the financial metrics are not achieved, the amount of the bonus, if any, shall be determined by the Supervisory Board in its sole discretion.

•	Mr. Wendenburg shall be eligible to receive equity based compensation in the sole discretion of the Management Resources and Compensation Committee of the board of directors of the company.

•

For the duration of a one year post-contractual restriction of competition, Mr. Wendenburg shall be entitled to compensation amounting to 50% of his base salary in effect at the time of termination; provided, however, such non-competition compensation shall be credited towards the severance payment payable to Mr. Wendenburg following termination of his employment.

•	Authentidate Holding Corp. agreed to guarantee Authentidate International’s obligations with respect to the payment of Mr. Wendenburg’s base salary, severance payment and disability payment.

•

The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Wendenburg’s employment. In accordance with the requirements of German law, in the event of the “extraordinary termination” of the service relationship for “important reasons”, the party terminating the relationship shall have the right to terminate the post-contractual non-competition covenant, in which event we will have no further obligation to pay the non-competition compensation.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2011 with respect to the Named Executive Officers.

Outstanding Equity Awards At Fiscal Year-End

	Options Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
O’Connell Benjamin	135,000	—		6.28	01/03/15	—	—	—	—
	50,000	—		4.50	08/23/15	—	—	—	—
	50,000	—		1.36	08/07/17	—	—	—	—
	100,000	—		1.25	12/04/17	—	—	—	—
	133,333	—	(3)	0.39	05/05/19	—	—	—	—
	—	43,500	(4)	1.01	02/18/20	—	—	—	—
	—	43,500	(5)	0.44	02/04/21	—	—	—	—
	50,000	100,000	(6)	1.14	04/14/21	—	—	—	—

William A. Marshall	300,000	—		4.50	02/15/16	—	—	—	—
	50,000	—		1.36	08/08/17	—	—	—	—
	—	39,000	(4)	1.01	02/18/20	—	—	—	—
	—	39,000	(5)	0.44	02/04/21	—	—	—	—

Jan C. Wendenburg (7)	150,000	—		4.54	06/30/11	—	—	—	—
	25,000	—		4.50	06/30/11	—	—	—	—
	50,000	—		1.36	06/30/11	—	—	—	—

(1)	Each stock option grant reported in the table above was granted under, and is subject to, our 2000 Plan and 2010 Plans. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements With Named Executive Officers” above.
(2)	Effective January 17, 2007, we amended all of the outstanding options held by our employees solely to modify the expiration date to be ten years from the original grant date.
(3)	On May 6, 2009, O’Connell Benjamin was granted 400,000 options. This option grant included the following vesting provisions: 133,333 shares would have vested in the event the company realized at least $1,800,000 of quarterly revenues from sales of its Inscrybe software and services prior to the end of the 2009 calendar year; 133,334 shares would have vested if the company achieved breakeven operations by December 31, 2009; and of the remaining 133,333 shares, 33.3% shall vest on the date of grant and thereafter the balance will vest in equal installments of 33.3% on each of the next two anniversaries of the grant date. On December 31, 2009, 266,667 shares were forfeited since vesting conditions were not met.
(4)	The options granted on February 18, 2010 were granted in conjunction with the implementation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options is equal to 15% of their base salary and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either without “cause” or for “good reason”.

(5)	The options granted on February 4, 2011 were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall continued the reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options is equal to 15% of their base salary and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either without “cause” or for “good reason”.
(6)	Options are subject to time-based vesting requirements with 50,000 options being exercisable on the date of grant and the balance of the award vesting in two equal annual installments on each of the first two anniversaries of the date of grant.
(7)	Mr. Wendenburg’s employment with us ended as of April 1, 2011 and each of the options he held as of such date expired on June 30, 2011.

Payments upon Termination or Change-in-Control

The discussion and tables below reflect the estimated benefits that would be paid or accrue to each of our current Named Executive Officers in the event of the following hypothetical scenarios:

•	termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company);

•	termination for cause;

•	upon an executive’s disability; or

•	in the event of the executive’s death.

O’Connell Benjamin

Death or Disability. Pursuant to the terms of his 2009 Employment Agreement, if Mr. Benjamin’s employment is terminated as a result of his death, Mr. Benjamin or his estate, as applicable, would receive any accrued but unpaid, base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Benjamin’s employment is terminated as a result of disability, under the 2009 Employment Agreement Mr. Benjamin or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment of 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, under the 2009 Employment Agreement Mr. Benjamin’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable in accordance with the terms of the equity compensation plan under which such option was granted.

Cause. If Mr. Benjamin’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. In the event of termination for cause, all stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date. In the event of termination without good reason, options vested as of the date of termination may be exercised for a limited period in accordance with the terms of the equity compensation plan under which such option was granted.

Without Cause or for Good Reason. Under this 2009 Employment Agreement; if Mr. Benjamin’s employment is terminated without cause, by Mr. Benjamin for good reason, or either (1) we fail to timely notify him or our intent to renew his agreement or (2) after providing such notice, we fail to reach an agreement on a new employment agreement with him prior to the expiration date, then we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) pay a severance payment equal to 12 months of his base salary in effect on the termination date, but in no event less than $290,000; (c) provide for his continued participation in our benefit plans (or comparable plans)

for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, under the 2009 Employment Agreement, in the event of such a termination event, the options granted to Mr. Benjamin prior to the date of the 2009 Employment Agreement will be deemed vested and shall be exercisable for the duration of their original term. In the event of such a termination, the options granted under the 2009 Employment Agreement will be exercisable in accordance with the terms of the 2000 Plan.

In addition, in February 2010, we granted Mr. Benjamin, in consideration for his agreement to accept a reduction in his base salary, options to purchase 43,500 shares of common stock. The options were granted under the 2000 Plan, are exercisable for a period of ten (10) years at a per share exercise price of $1.01 and shall only vest and become exercisable upon either the date determined that the company achieves Cash Flow Breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in his employment agreement. In February 2011, we granted Mr. Benjamin an additional 43,000 options exercisable at $0.44 per share in continuation of the salary reduction program.

Change of Control. In the event of a change of control, under the 2009 Employment Agreement, Mr. Benjamin shall have the right to terminate his employment with us for any reason within a limited period of time of such change of control and such termination shall be deemed for good reason. In such an event, we would be required to pay Mr. Benjamin the amounts described in the immediately preceding paragraph.

Employee Covenants. In the 2009 Employment Agreement, Mr. Benjamin agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Benjamin also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Benjamin agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

William A. Marshall

Death or Disability. Pursuant to the terms of his employment agreement, if Mr. Marshall’s employment is terminated as a result of his death, Mr. Marshall or his estate, as applicable, would receive any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Marshall’s employment is terminated as a result of disability, Mr. Marshall or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment equal to 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, Mr. Marshall’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable for a period of twelve months following such date, but in no event after the expiration of the exercise period.

Cause. If Mr. Marshall’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary, other accrued compensation and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date otherwise, options vested as of the date of termination may be exercised for a period of three months thereafter.

Without Cause or for Good Reason. If Mr. Marshall’s employment is terminated without cause, or by Mr. Marshall for good reason, we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) we would be obligated to pay a severance payment of 12 months of his base salary in effect on the termination date; and (c) provide for his continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of such a termination event, his right to purchase shares of common stock pursuant to any stock option shall immediately fully vest and become exercisable, and the exercise period in which he may exercise his options shall be extended to the duration of their original term.

In addition, in February 2010, we granted Mr. Marshall, in consideration for his agreement to accept a reduction in his base salary, options to purchase 39,000 shares of common stock. The options were granted under the 2000 Plan, are exercisable for a period of ten (10) years at a per share exercise price of $1.01 and shall only vest and become exercisable upon either the date determined that the company achieves Cash Flow Breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in his employment agreement. In February 2011, we granted Mr. Marshall an additional 39,000 options exercisable at $0.44 per share in continuation of the salary reduction program.

Change of Control. The benefits Mr. Marshall would receive upon termination without cause or for good reason shall not be adversely affected in the event of a change of control.

Employee Covenants. In his employment agreement, Mr. Marshall agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Marshall also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Marshall agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

Jan C. Wendenburg

As discussed above, effective as of April 1, 2011, upon the closing of the company’s disposition of its Authentidate Inernational, A.G. subsidiary, Mr. Wendenburg is no longer a named executive officer of the company and the company’s obligations under this agreement were assumed by the purchaser of the subsidiary.

2010 and 2000 Stock Option Plans

Corporate Transactions. Notwithstanding any contrary waiting period in any stock option agreement issued pursuant to the 2010 and the 2000 Plans, but subject to any determination by our board of directors to provide otherwise, each outstanding option shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby and shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by our stockholders of an approved transaction; (b) a control purchase; or (c) a board change, as each such term is defined in the 2010 Plan and 2000 Plan.

Termination of Employment. If a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

Except as otherwise provided by the committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

Stock Option Plans

Employee Stock Option Plans

2010 Plan

In May 2010, our stockholders approved the 2010 Employee Stock Option Plan (the “2010 Plan”) which provides for the grant of options to purchase up to 10,000,000 shares of our common stock. The 2010 Plan serves as our primary equity incentive plan for our employees and other eligible participants. The board of directors unanimously approved the 2010 Plan on January 20, 2010 and our stockholders approved the 2010 Plan on May 19, 2010. If Proposal 3 is approved by our stockholders, the 2011 Plan will become our mechanism for providing equity compensation awards to eligible participants and no further awards will be granted under the 2010 Plan. Under the terms of the 2010 Plan, options granted there under may be designated as options which qualify for incentive stock option treatment (“ISOs”) under Section 422 of the Code, or options which do not so qualify (“Non-ISOs”). As of the Record Date, we have granted 1,183,550 options under the 2010 Plan with exercise prices ranging from $0.44 to $1.20.

Shares Reserved for Issuance. The 2010 Plan includes an initial reserve of 10,000,000 shares of our common stock that will be available for issuance under the plan, subject to adjustment to reflect stock splits and similar events. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2010 Plan.

Duration, Amendment and Termination. The 2010 Plan was initially approved by our board on January 20, 2010 and will expire on such date in 2020, unless sooner terminated by the board of directors. In addition to the power to terminate the 2010 Plan at any time, the board of directors also has the power to amend the 2010 Plan; provided, no amendment to the 2010 Plan may be made without stockholder approval if (a) stockholder approval is required under the listing requirements of any securities exchange or national market system on which our equity securities are listed or (b) the amendment would (i) increase the total number of shares reserved under the 2010 Plan, (ii) change the minimum option prices set forth in the 2010 Plan, (iii) increase the maximum term of options, (iv) materially increase the benefits accruing to the participants under the 2010 Plan, or (v) materially modify the requirements as to eligibility under the 2010 Plan.

2000 Plan

In March 2001, our stockholders approved the 2000 Employees Stock Option Plan (the “2000 Plan”) which provided for the grant of options to purchase up to 5,000,000 shares of our common stock. In July 2001, we filed a registration statement with the SEC to register the shares issuable upon exercise of the options granted or which may be granted under the 2000 Plan. In March 2004, our stockholders approved an amendment to the 2000 Plan to increase the number of options which we can grant pursuant to the 2000 Plan to 10,000,000 shares. Under the terms of the 2000 Plan, options granted there under may be designated as ISOs or Non-ISOs. As of the Record Date, there were outstanding an aggregate of approximately 2,797,666 options under the 2000 Plan, with exercise prices ranging from $0.39 to $6.61.

Plan Administration

The 2010 Plan and 2000 Plan are administered by the Management Resources and Compensation Committee designated by our board of directors. This committee has the discretion to determine:

•	the eligible employees to whom, and the times and the price at which, options will be granted;

•	whether such options shall be ISOs or Non-ISOs;

•	the periods during which each option will be exercisable; and

•	the number of shares subject to each option.

The board or committee shall have full authority to interpret the 2010 Plan and 2000 Plan and to establish and amend rules and regulations relating thereto. Under the 2010 Plan and 2000 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the Plans) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISOs options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year shall not exceed $100,000. The “fair market value” will be the closing Nasdaq price, or if our common stock is not quoted by Nasdaq, as reported by the National Quotation Bureau, Inc., or a market maker of our common stock, or if the common stock is not quoted by any of the above, by the board of directors acting in good faith.

Non-Executive Director Stock Option Plan

In January 2002, our stockholders approved the 2001 Non-Executive Director Stock Option Plan. Awards are granted under the 2001 Director Plan to November 2011 to (i) non-executive directors as defined and (ii) members of any advisory board we may establish who are not full-time employees of us or any of our subsidiaries. Under the 2001 Director Plan, each non-executive director will automatically be granted an option to purchase 40,000 shares upon joining the board and an option to purchase 10,000 shares each September 1st thereafter, pro rata, based on the time the director has served during the prior year. The term non-executive director refers to those of our directors who are not otherwise a full-time employee of Authentidate or any subsidiary. In addition, each eligible member of an advisory board will receive, upon joining the advisory board, and on each anniversary of the effective date of his appointment, an option to purchase 5,000 shares of our common stock. If Proposal 3 is approved by our stockholders, no further awards will be made to our non-employee directors under the 2001 Plan.

In addition, under the 2001 Director Plan, non-executive directors, upon joining the board and for a period of one year thereafter, will be entitled to purchase restricted stock from us at a price equal to 80% of the closing price on the date of purchase up to an aggregate purchase price of $100,000. Since its initial adoption, our stockholders have approved the following material amendments to our 2001 Director Plan:

•	Modify the terms of the option awards previously and to be granted to non-executive directors to provide that all awards expire ten years from the date of grant.

•

Modify the terms of the option awards previously and to be granted to non-executive directors to provide that in the event of a non-executive director’s termination of service as a director, other than for cause or in the case of death or disability, the options held by such director shall terminate two years from the date of termination of service, but in no event later than the stated expiration date of an option award.

•

Provide that non-executive directors shall have the option to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of the company’s common stock. The number of shares of restricted stock that would be issued to a director would be computed by dividing the cash amount to be converted into shares of restricted stock by the fair market value of the company’s common stock as of the date the fees are earned. The closing price of the company’s common stock on the last trading day of each fiscal quarter will be used to determine the fair market value of the common stock which may be issued in lieu of the fees paid for service as a director during such period.

There is no aggregate cap on the number of options which may be granted under the 2001 Director Plan. This provides us with greater flexibility in expanding the board of directors without having to obtain stockholder approval for additional shares under the 2001 Director Plan. Since the amount, timing and terms of options granted under the 2001 Director Plan are non-discretionary, the imposition of a cap on the number of options which may be granted under the 2001 Director Plan would only serve to increase the burden of administering the 2001 Director Plan. As of the Record Date, there were 500,000 options outstanding under the 2001 Director Plan. The options outstanding have exercise prices ranging from $0.58 to $7.15.

The exercise price for options granted under the 2001 Director Plan is 100% of the fair market value of the common stock on the date of grant. The “fair market value” is the closing price of our common stock as reported by Nasdaq, or if our common stock is not quoted by Nasdaq, the closing bid price as reported by the National Quotation Bureau, Inc., or a market maker of our common stock, or if the common stock is not quoted by any of the above by the board of directors acting in good faith. The exercise price of options granted under the 2001 Director Plan must be paid at the time of exercise in cash. The term of each option commences on the date it is granted and unless terminated sooner as provided in the 2001 Director Plan, expires ten years from the date of grant. The 2001 Director Plan must be administered by either our full board of directors or a committee of the board consisting of not less than two officers who are not entitled to participate in the 2001 Director Plan. The administrator has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the administrator will make all determinations of the interpretation of the 2001 Director Plan. Options granted under the 2001 Director Plan are not qualified for incentive stock option treatment.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of June 30, 2011 which consists of the 2010 Employee Stock Option Plan, 2000 Employee Stock Option Plan, as amended, and the 2001 Non-Employee Director Stock Option Plan, as amended. Information concerning each of the aforementioned plans is set forth above following the caption “Stock Option Plans.”

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)
Equity Compensation Plans Approved by Stockholders	4,819,000	(1)	$2.34	8,889,000	(2)
Equity Compensation Plans Not Approved by Stockholders	720,000	(3)	1.04	N/A

Total	5,539,000		$2.17	8,889,000

(1)	Includes 1,146,000 options issued pursuant to the 2010 Plan, 500,000 options issued pursuant to our 2001 Director Plan, as amended; and 2,798,000 options issued to employees pursuant to our 2000 Plan, as amended; and 375,000 options issued to a consultant.

(2)	Consists of 8,854,000 options available for issuance pursuant to our 2010 Plan and assumes the issuance of 35,000 options pursuant to our 2001 Director Plan, as amended, according to the following analysis. The 2001 Director Plan does not provide for a cap on the aggregate number of options which may be granted thereunder. All option grants under the 2001 Director Plan are non-discretionary; each non-employee director receives an option to purchase 10,000 shares of our common stock each September 1, pro rata, based on the length of such directors service during the preceding year. Accordingly, if the number and identity of our non-employee directors remains constant over the remaining life of the 2001 Director Plan, on September 1, 2011 we would issue a total of 35,000 options to our non-employee directors under the 2001 Director Plan unless the proposal to adopt the 2011 Plan is approved.
(3)	Information related to common stock purchase warrants issued to certain consultants.

DIRECTOR COMPENSATION

For our 2011 fiscal year and through July 19, 2011, our non-executive directors are compensated as follows.

•	The annual director fee for our non-executive directors is $15,000;

•

Committee chairmen are paid an additional annual fee as follows: (a) Chairman of the Board—$25,000 per annum; (b) Chairman of the Audit Committee—$15,000 per annum; and (c) other Committee Chairmen—$5,000 per annum;

•	Our Audit Committee financial expert received an additional annual fee of $10,000 through May 19, 2010 at which time the board elected to eliminate this fee; and

•

Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

Under the 2001 Director Plan, as amended, our non-executive directors receive 40,000 stock options upon being elected to the board and have the ability to purchase up to $100,000 of restricted shares of our common stock at a per share purchase price of 80% of the fair market value on the date of purchase during the initial twelve month period following their election to the board. Our non- executive directors also receive options to purchase 10,000 shares each year of service under the 2001 Director Plan and are reimbursed for expenses incurred in order to attend meetings of the board of directors. In addition, under the 2001 Director Plan, our directors have the option to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock.

The 2001 Director Plan provides that upon the termination of service of a director, options granted under such plan shall terminate on the second anniversary of the date of termination of service. Notwithstanding the foregoing, (A) if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and (B) if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal.

In any and all circumstances, an option may be exercised following termination of the optionee’s service as an advisor only as to that number of shares as to which it was exercisable on the date of termination of such services. A summary of non-executive director compensation for the fiscal year ended June 30, 2011 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J. Edward Sheridan	$34,016	$34,017	$4,570	$—	$—	$—	$72,603
J. David Luce	$—	$26,282	$4,570	$—	$—	$—	$30,852
John J. Waters	$16,533	$16,533	$4,570	$—	$—	$—	$37,636
Todd A. Borus, M.D. (2)	$5,349	$—	$32,785	$—	$—	$—	$38,134
Harry J. Silverman (3)	$34,500	$—	$4,570	$—	$—	$—	$39,070
Ranjit C. Singh (3)	$13,309	$13,309	$4,570	$—	$—	$—	$31,188

(1)	As of June 30, 2011, each of our current directors had the following number of Director Plan options outstanding: Mr. Sheridan—90,000; Mr. Luce—97,500; Mr. Waters—40,000; and Dr. Borus — 40,000.
(2)	Dr. Borus was elected to the board of directors on May 5, 2011.

(3)	Messrs. Silverman and Singh did not stand for reelection at the company’s most recent annual meeting of stockholders held on May 5, 2011 and their resignation from the board became effective on such date. As of June 30, 2011, Mr. Silverman and Mr. Singh had 50,000 and 97,500 options outstanding, respectively.
(4)	For the year ended June 30, 2011 the following directors elected to receive a portion of their cash director fees in shares of common stock. The number of shares of common stock earned for fiscal 2011 to each person that served as a non-employee director during our 2011 fiscal year is as follows: Mr. Sheridan—53,050, Mr. Luce—39,908, Mr. Waters—25,459, and Mr. Singh—22,713.
(5)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2010 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2011. A discussion of the methods used to calculate these values may be found in Note 3 of Notes to Condensed Consolidated Financial Statements contained elsewhere in our Quarterly Report on Form 10- Q for the fiscal quarter ended March 31, 2011.

On July 19, 2011, our board approved the following new compensation policy for our non-employee directors:

•	The annual director fee for our non-executive directors is $30,000;

•

Committee chairmen are paid an additional annual fee as follows: (a) Chairman of the Board—$25,000 per annum; (b) Chairman of the Audit Committee—$15,000 per annum; (c) Chairman of the Management Resources and Compensation Committee—$7,500 per annum; and (d) other Committee Chairmen—$5,000 per annum; and

•

Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

With respect to the $15,000 increase in the annual director fee, the board determined that for fiscal 2012, this amount shall be paid through the issuance of shares of restricted stock under the 2011 Plan (provided it is approved by the stockholders) in four equal quarterly installments, based on the fair market value of the company’s common stock as of the last trading day of each fiscal quarter.

In addition to the foregoing cash compensation, subject to the approval by the company’s stockholders of the 2011 Plan, each non-employee director will receive (i) upon initial election to the board of directors, a nonstatutory stock option for the purchase of 40,000 shares of the company’s common stock which vests immediately upon election and (ii) an annual stock option grant, to be granted on September 1, for the purchase of 20,000 shares of the company’s common stock which also vests immediately; provided, that any non-employee director, who has not served as a director for an entire year prior to September 1st of the reference year shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted
September 1 through November 30	20,000
December 1 through February 28	15,000
March 1 through May 30	10,000
June 1 through August 31	5,000

The options shall be exercisable for a period of ten years from the grant date. The exercise price of such options shall be equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. With respect to such options, upon the termination of service of a director, options shall terminate on the second anniversary of the date of termination of service. Notwithstanding the foregoing, (A) if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and (B) if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal.

Provided that the 2011 Plan is approved, non-employee directors will continue to have the option to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock issued under the 2011 Plan. Under this program, prior to the commencement of each fiscal year, each non-employee director has the right to elect to receive a percentage (up to 100%) of all cash compensation payable to such non-employee director for the fiscal year ending the following June 30 in restricted shares of our common stock. Notwithstanding the foregoing, however, on one occasion during each fiscal quarter, a non-employee director, prior to the first day of the last month of each fiscal quarter, may notify the company of his decision to modify a prior election, with any such revised allocation to be effective for any subsequent fiscal quarter during the remainder of the fiscal year.

If a non-employee director elects to receive a percentage of his or her cash compensation in restricted shares, the number of restricted shares that will be issued to such director will be calculated by dividing the cash amount to be converted into restricted shares by the fair market value of the company’s common stock as of the date the fees are earned, which date shall be deemed to be the last trading day of each fiscal quarter. Fair market value will be determined in accordance with the provisions of the 2011 Plan. Restricted shares will be restricted from public resale in accordance with the provisions of Rule 144, as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended. If stockholders do not approve the 2011 Plan, this program will continue as it is currently operated under the 2001 Director Plan, until the expiration of the 2001 Director Plan in November 2011 and thereafter, all fees to be received by our board members would need to be paid in cash.

Further, in July 2011, the board also adopted stock ownership guidelines applicable to our non-employee directors. The Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of our common stock with a value equal to four times the amount of the base annual retainer fee paid to non-employee directors for service on the board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date we adopted these guidelines for current directors or for any new members of our board, such person first became subject to the guidelines. These ownership guidelines will be re-calculated following any adjustment to the applicable annual non-employee director retainer fees. These guidelines will be based on the applicable annual board retainer fee in effect on such calculation date.

Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the board. Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines.

The value of a share will be measured on the date of the company’s annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the company’s stock. The purchase price for shares acquired pursuant to restricted stock units, performance shares and other similar full value awards is zero. Our Non-Employee Director Stock Ownership Guidelines may be waived, at the discretion of the board’s Management Resources and Compensation Committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation.”

On August 6, 2009, the board of directors agreed to award options to purchase 500,000 shares of common stock to Mr. J. David Luce, a member of the board of directors as a fee for services rendered in connection with our ExpressMD™ Solutions joint venture (the “Joint Venture”). The options were awarded under our 2000 Plan and are exercisable for a period of ten years at a per share exercise price of $2.00, subject to vesting conditions. The options will vest solely in the event that the Joint Venture (or a successor) achieves revenues in the aggregate amount of at least $5,000,000 prior to the second anniversary of the option grant date (the “Target Date”). In the event such metric is achieved, 250,000 options will vest. The remaining options will vest only if the Joint Venture (or a successor) achieves revenues in the aggregate amount of $10,000,000 prior to the Target Date. Due to the this arrangement, the company’s board of directors determined that Mr. Luce no longer satisfies the criteria for independence under the applicable rules of the Nasdaq Stock Market and accordingly, Mr. Luce resigned from his membership on the company’s Management Resources and Compensation Committee and Nominating and Corporate Governance Committee immediately prior to the board of directors’ consideration of this matter. Mr. Luce, however, continues to serve as a member of the company’s board of directors. On May 5, 2011, the company’s board of directors agreed to amend the vesting terms of this option award to provide that the Target Date shall be the third anniversary of the date of grant.

On September 23, 2009, the company entered into a Standby Commitment (the “Commitment”) with an accredited investor (the “Lender”) pursuant to which the Lender agreed to purchase senior secured convertible debentures (the “Convertible Debentures”) in an aggregate principal amount of up to $3,000,000 (the “Total Commitment Amount”). During the 12-month commitment term, upon at least 30 days’ written notice by the company, the Lender will purchase Convertible Debentures in the aggregate principal amount specified in such notice. In the event Convertible Debentures are sold, the company would also issue the Lender 13,333 common stock purchase warrants for each $100,000 of Convertible Debentures sold (the “Warrants”). In addition, the company issued an additional 400,000 Warrants to the Lenders in consideration of the commitment to provide the financing. Such warrants are exercisable for a period of five years at an exercise price of $1.20 per share. The Commitment provided that if the company raised capital or received proceeds from this sale of certain assets during the commitment term, the amount of available borrowings under the Commitment would be reduced by such amounts. Accordingly, following the completion of our registered direct offering in December 2009 and the subsequent exercise of $500,000 of common stock purchase warrants originally issued in such financing, the Standby Commitment automatically terminated in accordance with its terms. No convertible debentures were sold under this arrangement. The Lender is an entity affiliated with Mr. Douglas Luce, who is a brother of Mr. J. David Luce, a member of the company’s board of directors.

Approval for Related Party Transactions

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which, are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Audit Committee and our board of directors. In approving or rejecting the proposed related party transaction, our Audit Committee and our board of directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our board of directors determine in the good faith exercise of their discretion.

Independence of our Board of Directors and its Committees

The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a stockholder. Our board of directors consults with legal counsel to ensure that our board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and our company and has affirmatively determined that each of our directors, other than J. David Luce and O’Connell Benjamin, are independent directors under the applicable guidelines noted above. Our board of directors currently has four committees: the Audit Committee, the Management Resources and Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. All of the members of our Audit Committee meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. All of the members of our Management Resources and Compensation Committee and our Nominating and Corporate Governance Committee satisfy the applicable independence standards.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the special meeting is that herein above set forth. If any other matter or matters are properly brought before the special meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must submit the proposal no later than the close of business on February 6, 2012. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on December 7, 2011.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management receives notice of the proposal before the close of business on February 20, 2012 and advises stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on February 20, 2012.

ADDITIONAL INFORMATION

For further information about Authentidate Holding Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2010 and our quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2010, December 31, 2010 and March 31, 2011. Each such report is publicly available on our website at www.authentidate.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Victor J. DiGioia, Secretary

Dated: July 27, 2011

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Appendix A

AUTHENTIDATE HOLDING CORP.

2011 OMNIBUS EQUITY INCENTIVE PLAN

Authentidate Holding Corp. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2011 Omnibus Equity Incentive Plan (this “Plan”).

1. PURPOSE OF THIS PLAN

The purpose of this Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.

2. DEFINITIONS

2.1. “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

2.4. “Board” shall mean the board of directors of the Company.

2.5. “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant applicable to the Award (or where there is such an agreement but it does not define “cause” (or words of like import), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7. “Committee” shall mean the Management Resources and Compensation Committee of the Board or a subcommittee thereof formed by the Management Resources and Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code, to the extent the Board has members meeting such qualifications; and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Anything to the contrary in this Plan notwithstanding, the Board reserves all authority to administer this Plan and to act as if the Committee hereunder.

2.8. “Consultant” shall mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (ii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement (or a successor form thereto).

2.9. “Covered Employee” shall mean an employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.10. “Director” shall mean a non-employee member of the Board.

2.11. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.12. “Effective Date” shall have the meaning set forth in Section 10.1.

2.13. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.14. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15. “Fair Market Value” shall mean, with respect to Shares as of any date, the per Share closing price of the Shares: (i) if the Shares are listed on a national securities exchange, the closing sale price reported as having occurred on the principal securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, subject to the requirements of Section 409A of the Code.

2.16. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.17. “Limitations” shall have the meaning set forth in Section 8.7.

2.18. “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.19. “Option” shall mean any right granted to a Participant under this Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.20. “Other Share-Based Award” shall have the meaning set forth in Section 9.1.

2.21. “Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under this Plan.

2.22. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 8.

2.23. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.24. “Performance Share” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.25. “Performance Unit” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.26. “Prior Plan” shall mean the Company’s 2010 Employee Stock Option Plan.

2.27. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.29. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.31. “Services” shall mean services provided to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof), whether as an Employee, Consultant or Director, unless, in connection with the conversion, if any, of a Participant from one classification (i.e., Employee, Consultant or Director) to another, the Committee, in its sole and absolute discretion, determines that any on-going services to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof) shall not constitute “Services.”

2.32. “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.33. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.34. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.34. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.35. “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.36. “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Employee or a Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.37. “Termination of Directorship” means that the Director has ceased to be a Director of the Company; except that if a Director becomes an Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.38. “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Employee becomes a Consultant or a Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Employee is no longer an Employee, a Consultant or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

3. SHARES SUBJECT TO THIS PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided for in this Plan, as of the Effective Date, a total of 6,700,000 Shares shall be authorized for grant under this Plan. After the effective date of the Plan (as provided in Section 10.1), no awards may be granted under any Prior Plan. Subject at all times to Section 13.3, if: (i) any Shares subject to an Award are forfeited or expire or an Award is settled for cash (in whole or in part) pursuant to the terms of an Award Agreement; or (ii) after the Effective Date, any Shares subject to an award under the Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash (in whole or in part) pursuant to the terms of an award agreement, the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under this Plan, in accordance with this Section 3.1. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(b) Substitute Awards shall not reduce the Shares authorized for grant under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.

3.3. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,250,000 Shares and (ii) earn more than 1,250,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,250,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Consultant or Director shall be eligible to be selected as a Participant.

4.2. Administration. (a) This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions this Plan and subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of this Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent and under what circumstances Awards may be settled in Shares, cash or other property; (vi) determine whether, to what extent, and under what circumstances Shares, cash or other property and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant, in any case, in a manner intended to comply with Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer this Plan and any instrument or agreement entered into under or in connection with this Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of this Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(b) Subject to the terms of this Plan, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to: (i) a committee of one or more directors of the Company any of the authority of the Committee under this Plan, including the right to grant, cancel or suspend Awards; and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to this Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Director Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of this Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to this Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to this Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders: (a) lower the option price per Share of an Option after it is granted; (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award); or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4. Vesting and Term of Option. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

5.5. Exercise of Options. (a) Options granted under this Plan shall be exercised by the Participant or by a permitted assignee thereof (or by a Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby which are vested at such time of exercise, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of this Plan as the Committee may prescribe from time to time

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) to the extent provided for in the applicable Award Agreement or approved by the Committee, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value as determined by the Committee, provided: (A) such method of payment is then permitted under applicable law; (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee in its discretion; and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (iii) to the extent permitted by applicable law and provided for in the applicable Award Agreement or approved by the Committee in its sole discretion, by payment of such other lawful consideration having a Fair Market Value on the exercise date equal to the total purchase price as the Committee may determine; (iv) except as may otherwise be provided in the applicable Award Agreement, by: (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (v) through any other method specified in an Award Agreement, or (vi) through any combination of any of the foregoing.

(c) The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d) Notwithstanding the foregoing, an Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option; provided, however, that this feature, to the extent contained in an Option, may only be utilized to the extent that the holder of such Option is an active Employee, Director or Consultant as of the last day of the term of such Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company. Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under this Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under this Plan shall be the number of Shares set forth in the first sentence of Section 3.1(a), subject to adjustments provided in Section 12.2.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights: (a) in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option; (b) in conjunction with all or part of any Award (other than an Option) granted under this Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(c) Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board. The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

(d) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not: (i) reduce the grant price of any Stock Appreciation Right after the date of grant; (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute

Award)); or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(e) An Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right, and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day; provided, however, that this feature, to the extent contained in an Stock Appreciation Right, may only be utilized to the extent that the holder of such Stock Appreciation Right is an active Employee, Director or Consultant as of the last day of the term of such Stock Appreciation Right. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under this Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. Subject to applicable law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under this Plan may be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in an Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of an Award Agreement, if so required, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Agreement, provided that in no event shall such a participant possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either: (i) not be paid or credited; or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Restrictions and Conditions. Restricted Stock and Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in an Award Agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Award. Within these limits, based on service, attainment of performance goals and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award and/or waive the deferral limitations for all or any part of any Award.

7.5. Issuance of Shares. Any Restricted Stock granted under this Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or its designee. Such certificate or certificates shall be registered in the name of the Participant and, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, in such form as may be determined by the Committee.

7.6. Payment of Director Fees. Directors shall, if determined by the Board, receive awards in the form of Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual retainer. In addition, if permitted by the Board, Directors may elect to receive Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual and committee retainers and annual meeting fees. The Board (or if so delegated, the Committee) shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in Restricted Stock or Restricted Stock Units.

8. PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and shall be based upon the criteria set forth in Section 8.5.

8.2. Award Agreements. The terms of any Performance Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. If a Performance Award has Dividend Equivalents, provision for such shall be contained in the applicable Award Agreement. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in Shares, cash, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code. The amount of the Award to be distributed shall be conclusively determined by the Committee.

8.4. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee prior to the grant of each Performance Award and shall be subject to the following terms and conditions:

(a) The Committee shall establish the objective performance goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance goals are substantially uncertain. Each grant may specify in respect of such performance goals a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified performance goals. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 8.5 are achieved and the percentage of each Performance Award that has been earned.

(b) Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

8.5. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 8, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the Company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the Company’s Common Stock; (y) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including: (A) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (B) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

8.6. Adjustment and Restrictions. Notwithstanding any provision of this Plan (other than Article 11), with respect to any Performance Award, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

9. OTHER SHARE-BASED AWARDS

9.1. Grants. The Committee, in its sole discretion, is authorized to grant to Participants, other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Participants to defer all or a portion of their cash compensation in the form of Other Share-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Other Share-Based Awards may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Other Share-Based Awards.

9.2. Award Agreements. The terms of Other Share-Based Awards granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of such Awards need not be the same with respect to each Participant. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Other-Share Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award. Any Other Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion. Notwithstanding the provisions of this Section, Dividend Equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

9.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. EFFECTIVENESS OF PLAN; TERMINATION OF AWARDS

10.1. Effective Date and Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company, which approval shall be obtained within 12 months of the date this Plan is approved by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

10.2. Termination of Awards. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director or Consultant), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final. Unless otherwise determined by the Committee at the time of grant, the following provisions shall apply.

(a) Rules Applicable to Options and Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i) Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death or Disability, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(ii) Termination Without Cause. If a Participant’s Termination is a termination without Cause, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(iii) Termination for Cause. If a Participant’s Termination: (1) is for Cause; or (2) is a voluntary Termination by the Participant after the occurrence of an event that would be grounds for a Termination for Cause, all Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(iv) Unvested Options and Stock Appreciation Rights. Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b) Rules Applicable to Restricted Stock, Restricted Stock Units Performance Awards and Other Stock-Based Awards. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) with respect to Restricted Stock Awards or Restricted Stock Unit Awards subject to vesting, (A) in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death or Disability before the end of a vesting period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee; and (B) in the event the Participant ceases to be employed for any other reason, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited; and (ii) any unvested Performance Awards or Other Stock-Based Awards shall be forfeited.

10.3. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

11. CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment or service as a Director with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events after the date of approval of this Plan by the Board:

(a) Over a period of 24 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either: (i) have been Board members continuously since the beginning of that period; or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to satisfy the criteria described in the preceding clause (ii);

(b) Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than: (i) the Company or any corporation, partnership, limited liability company, business trust, or other entity that is an Affiliate of the Company; (ii) an employee benefit plan of the Company or an Affiliate; (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate; or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;

(c) The consummation of a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in such transaction (a “Business Combination”), unless in connection with such Business Combination securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities (“Voting Securities”) immediately prior to such Business Combination and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to such Business Combination; or

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Voting Securities as a result of the acquisition of Voting Securities by the Company which reduces the number of Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Voting Securities that increases the percentage of outstanding Voting Securities beneficially owned by such person, a Change in Control shall then occur.

12. PROVISIONS WITH GENERAL APPLICABILITY

12.1. Amendment and Termination of this Plan. The Board may, from time to time, alter, amend, suspend or terminate this Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend this Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend this Plan to: (a) increase the number of Shares that may be the subject of Awards under this Plan (except for adjustments pursuant to Section 12.2); (b) expand the types of awards available under this Plan; (c) materially expand the class of persons eligible to participate in this Plan; (d) amend any provision of Section 5.3 or Section 6.2(a); (e) increase the maximum permissible term of any Option or Stock Appreciation Right; (f) increase the Limitations; or (g) or otherwise materially increase the benefits accruing to Participants under this Plan. The Board may not, without the approval of the Company’s stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, this Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Changes in Capital Structure. In the event of any: (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; (b) any merger, combination, consolidation, or other reorganization; (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Shares (whether in the form of securities, cash (other than regular cash dividends) or property); (d) any exchange of Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Shares; or (e) a sale of all or substantially all the business or assets of the Company as an entirety, then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan or an outstanding Award: (i) proportionately adjust any or all of: (A) the number and type of shares of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (B) the number, amount and type of shares of Shares (or other securities or property) subject to any or all outstanding Awards; (C) the grant, purchase, or exercise price of any or all outstanding Award; (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (E) the performance standards applicable to any outstanding Awards; or (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. Notwithstanding the foregoing, to the extent possible, all adjustments shall be made in a manner to avoid: (i) an Award that is not already subject to Section 409A of the Code from becoming subject to Section 409A of the Code; and (ii) the imposition of penalties pursuant to Section 409A of the Code. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (i) above shall nevertheless be made.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to: (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.5. Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original purchase price.

12.6. Custody. To enforce any restrictions on a Participant’s Award, the Committee may require the Participant to deposit all Award Agreements or certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

13. COMPLIANCE MATTERS

13.1. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.2. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.3. Listing and Registration. (a) Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders’ consent, so suspend such period on not less than 15 days prior written notice to the holders thereof.

(b) At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the grant of any Award or exercise of an Option or other Award, may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto.

(c) Unless the issuance of such Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”) (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

14. MISCELLANEOUS

14.1. Award Agreements. Each Award Agreement shall either be: (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf; or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of this Plan.

14.2. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, including amounts from any other sums or property due or to become due from the Company to the Participant, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company may withhold such Shares having a value equal to the amount required to be withheld. When a Participant who is subject to Section 16 of the Exchange Act is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Fair Market Value per Share of such Shares on the date the benefit is to be included in Participant’s income. In no event shall the Fair Market Value per Share of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Options.

14.3. No Right of Employment or Service and No Claims to Awards. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing in this Plan nor the grant of an Award hereunder shall confer upon any Employee, Director of Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under this Plan) any such Employee, Director or Consultant at any time for any reason. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of

Incorporation, as the same may be amended from time to time. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Employees or Participants under this Plan. In the case of any Employee on an approved leave of absence, the Committee may make such provisions with respect to continuance of Awards previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

14.4. Substitute Awards. Notwithstanding any other provision of this Plan, the terms of Substitute Awards may vary from the terms set forth in this Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.5. Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under this Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

14.6. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.7. Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of this Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Plan, and if the making of any payment in full or the provision of any other benefit required under this Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Plan.

14.8. Construction. As used in this Plan, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

14.9. Unfunded Status of this Plan. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

14.10. Governing Law. This Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

14.11. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

14.12. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission “SEC”)) any of: (a) the offer or issuance of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

14.13. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

14.14. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

AUTHENTIDATE HOLDING CORP.

Voting by telephone or Internet is quick, easy and immediate. As a stockholder of Authentidate Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on August 22, 2011.

To Vote Your Proxy by Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone

1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

‚  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ‚

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:

I.	FULL CONVERSION OF SERIES C PREFERRED STOCK AND FULL EXERCISE OF WARRANTS	FOR	AGAINST	ABSTAIN
		☐	☐	☐

II.	APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
III.	APPROVAL OF THE 2011 OMNIBUS EQUITY INCENTIVE PLAN	FOR	AGAINST	ABSTAIN
		☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS SET FORTH HEREIN AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held August 23, 2011

This proxy statement is available at

http://www.ourmaterials.com/ADAT

    FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE PROPOSALS

Signature	Signature

Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints O’Connell Benjamin and J. Edward Sheridan as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on July 19, 2011 at the Special Meeting of Stockholders of Authentidate Holding Corp. to be held on August 23, 2011 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)